UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 17, 2004
                                                           ------------

                              CHINA AUTOPARTS, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                    000-49630               13-4168913
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(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)        Identification No.)


   Xinchang Tonglin Industrial Zone, Dayi County, Chengdu, Sichuan PRC 611337
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                    (Address of principal executive offices)

    Registrant's telephone number, including area code: 011-86-135-0283-3778

             Guzov Ofsink Flink, LLC, 600 Madison Avenue, 22nd Floor
                      New York, New York 10022 212-371-8008
                -------------------------------------------------
                             (United States Contact)

     Talram Corporation, 80 Wall Street, Suite 815, New York, New York 10005
     -----------------------------------------------------------------------
           (Former Name and Address if Changed since the last Report)

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On May 18, 2004, China Autoparts, Inc. (the "Company") dismissed Michael T. Studer CPA P.C. ("MTS") as its independent accountant. MTS had been previously engaged as the principal accountant to audit the Company's financial statements. The reason for the termination was that the Company recently acquired Rhohan Holdings Limited ("Rhohan"), which is a holding company for its primary business unit, Chengdu Tonglin Industrial Casting Co., Ltd. ("Tonglin"), both of which have been audited by the firm of Moore Stephens Wurth Frazer and Torbet, LLP ("MSWFT"). The Company believes that it is in its best interests to have MSWFT continue to work with Rhohan and Tonglin.

           MTS's report on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

           The decision to change accountants was approved by the Company's Board of Directors.

           During the Company's two most recent fiscal years, and the subsequent interim periods, prior to May 17, 2004, there were no disagreements with MTS on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of MTS, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

           On May 17, 2004, the Company retained MSWFT as its new independent accountant. MSWFT is located at 1199 S. Fairway Drive, Suite 200, Walnut, California 91789

ITEM 7.    EXHIBITS.

(c)      The following exhibits are filed herewith:

16.1     Letter  dated May 18,  2004 from the  Company to Michael T. Studer CPA,
         P.C.;

16.2 Letter dated May 19, 2004 from Michael T. Studer CPA, P.C. to the Securities and Exchange Commission.


                                   Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHINA AUTOPARTS, INC.

May 18, 2004                                 By: /s/ Ding Ke
                                                 ---------------------------
                                                 Ding Ke
                                                 Executive Vice President